     As filed with the Securities and Exchange Commission on August 28, 2002
--------------------------------------------------------------------------------

                           Registration No. 333-76825

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                        FIRST INTERSTATE BANCSYSTEM, INC.
               (Exact name of issuer as specified in its charter)

                          MONTANA                                                   81-0331430
     (State or other Jurisdiction of incorporation or                (I.R.S. Employer Identification Number)
                       organization)

                 401 North 31st Street, Billings, Montana 59116
              (Address of Principal Executive Offices and Zip Code)

        SAVINGS AND PROFIT SHARING PLAN FOR EMPLOYEES OF FIRST INTERSTATE
                          BANCSYSTEM, INC., AS AMENDED

     FIRST INTERSTATE BANCSYSTEM, INC. STOCK OPTIONS AND STOCK APPRECIATION
                          RIGHTS PLAN, AS AMENDED, AND

         FIRST INTERSTATE BANCSYSTEM, INC. EMPLOYEE STOCK PURCHASE PLAN
                             (Full titles of plans)

                                Terrill R. Moore
                Senior Vice President and Chief Financial Officer
                        FIRST INTERSTATE BANCSYSTEM, INC.
                              401 North 31st Street
                             Billings, Montana 59116
                     (Name and address of agent for service)

                                 (406) 255-5390
          (Telephone number, including area code, of agent for service)

                                  With Copy to:
                               Holland & Hart LLP
                          Attn: Dennis M. Jackson, Esq.
                       555 Seventeenth Street, Suite 3200
                             Denver, Colorado 80202
                                 (303) 295-8115

                                EXPLANATORY NOTE

         This Post-Effective Amendment No. 2 to Registration Statement on Form S-8 (Commission File No. 333-76825) is being filed solely for the purpose of amending the exhibit list to include the Shareholder's Agreement for non-Scott family members dated August 19, 2002 (Exhibit 4.27) and to replace Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc., as amended December 31, 1994 and all amendments thereto (Exhibits 4.8, 4.9, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16, 4.21, 4.22, 4.23, 4.24 and 4.25) with
Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc., as amended and restated effective January 1, 2001 and the first amendment thereto (Exhibits 4.28 and 4.29).

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.       EXHIBITS

    Regulation S-K
        Exhibit                           Document

         4.1(1) Restated Articles of Incorporation of the Registrant dated February 27, 1986

         4.2(2) Articles of Amendment to Restated Articles of Incorporation of the Registrant dated September 19, 1996

         4.3(2) Articles of Amendment to Restated Articles of Incorporation of the Registrant dated September 19, 1996

         4.4(3) Articles of Amendment to Restated Articles of Incorporation of the Registrant dated October 7, 1997

         4.5(6)   Bylaws of the Registrant

         4.5(4)   Amendment to Bylaws of the Registrant dated March 18, 1999

         4.6(5) Specimen of common stock certificate of First Interstate BancSystem, Inc.

         4.7(7)   Shareholder's Agreement for non-Scott family members

         4.17(1) Stock Option and Stock Appreciation Rights Plan of the Registrant, as amended.

         4.18(7) Employee Stock Purchase Plan of the Registrant, dated May 1, 1998.

         4.19* First Interstate Stockholders' Agreements with Scott family members.

         4.20* Form of Charity Shareholder's Agreement with charitable shareholders.

         4.26* Form of Shareholder's Agreement for non-Scott family members dated August 24, 2001.

         4.27 Form of Shareholder's Agreement for non-Scott family members dated August 19, 2002.

         4.28 Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc., as amended and restated effective January 1, 2001.

    Regulation S-K
        Exhibit                           Document

         4.29 First Amendment to Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc., dated March 28, 2002.

         5* Opinion of Holland & Hart LLP, as to the legality of securities being registered.

         23.1*    Consent of KPMG LLC, Independent Certified Public Accountants.

         23.2*    Consent of Holland & Hart LLP (contained in Exhibit 5)

         24       Power of Attorney (included on page 6 of this Registration
                  Statement)


         (1) Incorporated by reference to the Registrant's Registration Statement on Form S-1, No. 333-84540.

         (2) Incorporated by reference to the Registrant's Form 8-K dated October 1, 1996.

         (3) Incorporated by reference to the Registrant's Registration Statement on Form S-1, No. 333-37847.

         (4) Incorporated by reference to the Registrant's Form 10-K for the fiscal year ended December 31, 1999, No. 033-64304.

         (5) Incorporated by reference to the Registrant's Registration Statement on Form S-1, No. 333-3250.

         (6) Incorporated by reference to the Registrant's Registration Statement on Form S-1, No. 333-25633.

         (7) Incorporated by reference to the Registrant's Registration Statement on Form S-8, No. 333-53011.

         *        Previously filed.


                                   SIGNATURES

1.       REGISTRANT

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Billings, State of Montana, on August 28, 2002.

                                  First Interstate BancSystem, Inc.

                                  By:      /s/ Thomas W. Scott
                                           -----------------------------------
                                           Thomas W. Scott
                                           Chief Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this Registration Statement appears below hereby constitutes and appoints Thomas
W. Scott and Terrill R. Moore, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, to sign on his behalf individually and in the capacity stated below, and to perform any acts necessary to be done in order to file all amendments and post-effective amendments to this Registration Statement, and any and all instruments or documents filed as part of or in connection with this Registration Statement or the amendments thereto and each of the undersigned does hereby ratify and confirm all that such attorney-in-fact and agent, or his substitutes, shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities indicated on August 28, 2002.

SIGNATURE                                       TITLE

/s/ Homer A. Scott, Jr.                         Chairman of the Board
----------------------------------------
Homer A. Scott, Jr.**

/s/ Dan S. Scott                                Director
----------------------------------------
Dan S. Scott**

/s/ James R. Scott                              Vice Chairman of the Board
----------------------------------------
James R. Scott**

/s/ Sandra Scott Suzor                          Director
----------------------------------------
Sandra Scott Suzor**

/s/ John M. Heyneman, Jr.                       Director
----------------------------------------
John M. Heyneman, Jr.**

/s/ Joel T. Long                                Director
----------------------------------------
Joel T. Long**

/s/ Lyle R. Knight                              President and Chief Operating Officer, Director
----------------------------------------
Lyle R. Knight**

/s/ Terry W. Payne                              Director
----------------------------------------
Terry W. Payne**

/s/ James W. Haugh                              Director
----------------------------------------
James W. Haugh**

/s/ Thomas W. Scott                             Chief Executive Officer and Director
----------------------------------------        (Principal Executive Officer)
Thomas W. Scott

/s/ C. Gary Jennings                            Director
----------------------------------------
C. Gary Jennings**

/s/ Robert L. Nance                             Director
----------------------------------------
Robert L. Nance**

/s/ Elouise C. Cobell                           Director
----------------------------------------
Elouise C. Cobell**

/s/ Richard A. Dorn                             Director
----------------------------------------
Richard A. Dorn**

/s/ Larry F. Suchor                             Director
----------------------------------------
Larry F. Suchor**

/s/ William B. Ebzery                           Director
----------------------------------------
William B. Ebzery**

/s/ David H. Crum                               Director
----------------------------------------
David H. Crum**

/s/ Terrill R. Moore                            Senior Vice President, Chief Financial Officer
----------------------------------------        (Principal Financial and Accounting Officer)
Terrill R. Moore

         **By Power of Attorney:          /s/ Terrill R. Moore
                                          -----------------------------------
                                          Terrill R. Moore
                                          Attorney-in-Fact


2. SAVINGS AND PROFIT SHARING PLAN FOR EMPLOYEES OF FIRST INTERSTATE BANCSYSTEM, INC., AS AMENDED AND RESTATED

         Pursuant to the requirements of the Securities Act, the trustee has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Billings, State of Montana, on August 28, 2002.

                                    Savings and Profit Sharing Plan for
                                    Employees of First Interstate BancSystem,
                                    Inc., as amended and restated

                                           /s/ Richard A. McCann
                                           -----------------------------------
                                           By:  Richard A. McCann
                                           Its: Trustee

                        FIRST INTERSTATE BANCSYSTEM, INC.

                                 EXHIBITS INDEX

         Exhibit
         Number                           Document
         -------                          --------

         4.1(1)   Restated Articles of Incorporation of the Registrant dated
                  February 27, 1986

         4.2(2) Articles of Amendment to Restated Articles of Incorporation of the Registrant dated September 19, 1996

         4.3(2) Articles of Amendment to Restated Articles of Incorporation of the Registrant dated September 19, 1996

         4.4(3) Articles of Amendment to Restated Articles of Incorporation of the Registrant dated October 7, 1997

         4.5(6)   Bylaws of the Registrant

         4.5(4)   Amendment to Bylaws of the Registrant dated March 18, 1999

         4.6(5)   Specimen of common stock certificate of First Interstate
                  BancSystem, Inc.

         4.7(7)   Shareholder's Agreement for non-Scott family members

         4.17(1)  Stock Option and Stock Appreciation Rights Plan of the
                  Registrant, as amended.

         4.18(7)  Employee Stock Purchase Plan of the Registrant, dated May 1,
                  1998.

         4.19* First Interstate Stockholders' Agreements with Scott family members.

         4.20* Form of Charity Shareholder's Agreement with charitable shareholders.

         4.26* Form of Shareholder's Agreement for non-Scott family members dated August 24, 2001.

         4.27 Form of Shareholder's Agreement for non-Scott family members dated August 19, 2002.

         4.28     Savings and Profit Sharing Plan for Employees of First
                  Interstate BancSystem, Inc., as amended and restated effective
                  January 1, 2001.

         4.29     First Amendment to Savings and Profit Sharing Plan for
                  Employees of First Interstate BancSystem, Inc., dated March
                  28, 2002.

         5* Opinion of Holland & Hart LLP, as to the legality of securities being registered.

         23.1*    Consent of KPMG LLC, Independent Certified Public Accountants.

         23.2*    Consent of Holland & Hart LLP (contained in Exhibit 5)

         24       Power of Attorney (included on page 6 of this Registration
                  Statement)

         (1) Incorporated by reference to the Registrant's Registration Statement on Form S-1, No. 333-84540.

         (2) Incorporated by reference to the Registrant's Form 8-K dated October 1, 1996.

         (3) Incorporated by reference to the Registrant's Registration Statement on Form S-1, No. 333-37847.

         (4) Incorporated by reference to the Registrant's Form 10-K for the fiscal year ended December 31, 1999, No. 033-64304.

         (5) Incorporated by reference to the Registrant's Registration Statement on Form S-1, No. 333-3250.

         (6) Incorporated by reference to the Registrant's Registration Statement on Form S-1, No. 333-25633.

         (7) Incorporated by reference to the Registrant's Registration Statement on Form S-8, No. 333-53011.

         *        Previously filed.